UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2015

Solitron Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On August 4, 2015, Solitron Devices, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the "Annual Meeting"). On August 5, 2015, Raymond J. Riley of CT Hagberg LLC, the Independent Inspector of Elections for the Annual Meeting, delivered to the Company the final, certified voting results for the Annual Meeting. Below is a summary of the proposals and corresponding votes.

Proposal One: The election of two (2) director nominees as Class II directors to serve for a term until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified received the following votes:

Nominee	For	Withheld
Sidney H. Kopperl	587,163	46,005
Douglas Reif	607,658	25,510
Tim Eriksen	1,193,122	-
David W. Pointer	1,193,120	2

There were 193,006 broker non-votes on this proposal.

Based on these results, Tim Eriksen and David W. Pointer were elected as Class II directors at the Annual Meeting to serve for a term until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

Proposal Two: The ratification of the selection of Goldstein Schechter Koch, P.A. as the Company's independent certified public accountants for the fiscal year ending February 29, 2016 received the following votes:

For	Against	Abstain
1,992,781	2,864	23,651

There were no broker non-votes on this proposal.

Proposal Three: The non-binding advisory vote on the compensation of the named executive officer of the Company received the following votes:

For	Against	Abstain
532,478	1,285,654	8,158

There were 193,006 broker non-votes on this proposal.

Proposal Four: Stockholder proposal that the Board of Directors take all necessary steps (other than steps that must be taken by stockholders) to eliminate the classification of the Board and to require that all directors be elected on an annual basis received the following votes:

For	Against	Abstain
1,318,473	505,077	2,740

There were 193,006 broker non-votes on this proposal.

Proposal Five: Stockholder proposal to repeal any provisions or amendments to the By-laws adopted by the Board after April 22, 2013, which is the date of the last publicly available amendment to the By-laws, without the approval of stockholders received the following votes:

For	Against	Abstain
1,320,052	505,298	940

There were 193,006 broker non-votes on this proposal.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 6, 2015	SOLITRON DEVICES, INC.

/s/ Shevach Saraf
Shevach Saraf
Chairman, Chief Executive Officer,
President, Chief Financial Officer & Treasurer

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